UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2009

                          Infinity Capital Group, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Maryland
                                    --------
                 (State or other jurisdiction of incorporation)



        000-30999                                            16-1675285
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

           80 Broad Street, 5th Floor, New York, NY              10004
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400

                                       N/A
                                      -----
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:    3
                                         -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


INVESTMENT TERM SHEET
---------------------

On June 8, 2009, Infinity Capital Group, Inc. ("Infinity") signed an Investment Term Sheet with Infotech Global, Inc. ("IGI") with an effective date of June 8, 2009 through August 3, 2009.

Key points of the Term Sheet are:

* Infinity shall acquire a newly issued Convertible Note from IGI with a face value of $1,250,000. At any time after Closing, Infinity shall have the right, subject to certain Beneficial Ownership Restrictions, to convert such Note into 2,750,000 Common Shares (subject to adjustment under the Note terms). Such Note shall have a term of 18 months, and the coupon rate on the Note shall be 7% per annum which will be payable in kind by the issuance of an additional Convertible Note.

* IGI will issue to Infinity warrants to purchase 1,500,000 shares at $0.75 per share, at the time of issuance of the Convertible Note.

* Infinity will work with IGI to bring them public through a reverse merger, spinoff or other manner that is deemed most appropriate and efficient.


CONVERTIBLE LOAN
----------------

On June 1, Infinity Capital Group, Inc. ("the Company") completed a $125,000 Convertible Loan with certain accredited investors (collectively, the "Investors"), pursuant to which the Company issued to the Investors, or their designees, a 90 day Promissory Note bearing interest at 7% per annum secured by a Pledge of 250,000 shares of Infinity Capital Group, Inc. and 200,000 shares of Strategic Energy & Environmental Resources, Inc. As additional consideration for the Convertible Loan, the Company transferred 15,000 of its shares of Strategic Environmental & Energy Resources, Inc, and promised to transfer in the future 10% of any equity interest retained by the Company in NPI08, Inc, after a merger transaction to the Investor. The investor has the option to convert all or part of the principal balance and accrued interest into shares of the Company at $.40 per share.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial Statements -- None

         b)       Exhibits --       10.1 Investment Term Sheet
                                    10.2 Commercial Promissory Note
                                    10.3 Note Participation Purchase Agreement
                                    10.4 Security Pledge Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          INFINITY CAPITAL GROUP, INC.
                     -------------------------------------
                                  (Registrant)

                          Dated: June 9, 2009



                     -------------------------------------
                          Gregory H. Laborde, President